Vanguard Market Liquidity Fund
Vanguard Municipal Cash Management Fund
Supplement Dated October 2, 2023, to the Prospectuses Dated December 21, 2022, and the Statement of Additional Information Dated December 21, 2022
Important Changes to Vanguard Market Liquidity Fund and Vanguard Municipal Cash Management Fund (collectively, the Funds)

The U.S. Securities and Exchange Commission (SEC) adopted changes to the rule governing money market funds in July 2023. Effective October 2, 2023, the Funds may no longer impose a redemption gate (except under extraordinary circumstances as part of a liquidation), and the imposition of liquidity fees are no longer tied to a fund’s weekly liquid assets.

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Vanguard Marketing Corporation, Distributor.PS 1142A 102023